UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 18, 2020

ACER THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33004	32-0426967
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Gateway Center, Suite 351 300 Washington Street Newton, Massachusetts	02458
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (844) 902-6100
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	ACER	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.Results of Operations and Financial Condition.

On March 18, 2020, Acer Therapeutics Inc. (the “Company”) filed its Annual Report on Form 10-K for the year ended December 31, 2019 and announced the results of operations in a press release. A copy of the press release announcing the results is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01.Regulation FD Disclosure.

The Company has updated its Corporate Presentation that will be available on the Investor Relations page of the Company’s website at https://acertx.com/investor-relations and will be used at investor and other meetings. A copy of the updated Corporate Presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. The Company does not undertake to update this presentation.

Item 8.01.Other Events.

On March 18, 2020, the Company issued a press release entitled “Acer Receives Formal Dispute Resolution Request (FDRR) Response from FDA’s Office of New Drugs,” a copy of which is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Items 2.02 and 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

5.1

Opinion of Pillsbury Winthrop Shaw Pittman LLP as to legality of shares issued under Amended and Restated Sales Agreement, dated March 18, 2020 by and among Acer Therapeutics Inc., JonesTrading Institutional Services LLC, and Roth Capital Partners, LLC.

23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP (included in Exhibit 5.1).

99.1	Press release issued by Acer Therapeutics Inc. on March 18, 2020.

99.2	Acer Therapeutics Inc. Corporate Presentation, March 2020.

99.3	Press release issued by Acer Therapeutics Inc. dated March 18, 2020 entitled “Acer Receives Formal Dispute Resolution Request (FDRR) Response from FDA’s Office of New Drugs.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 18, 2020	ACER THERAPEUTICS INC.

	By:	/s/ Harry S. Palmin
Harry S. Palmin
Chief Operating Officer and Chief Financial Officer

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